UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 20, 2021

Date of Report (Date of earliest event reported)

CANNASSIST INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55809	82-1873116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

855 South Mission Avenue, Suite #K400

Fallbrook, CA 92028

(Address of principal executive offices)

888-991-2196

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On August 20, 2021, our Chief Executive Officer determined that the Company’s unaudited financial statements as of and for the three months ended March 31, 2021 and 2020, respectively (the “First Quarter 2021 Financial Statements”), which were included in our Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “First Quarter 2021 Form 10-Q”), cannot be relied upon because they include inaccurate information regarding the cost of goods sold during the relevant fiscal period.

We will include any restated financial information in amendments to our First Quarter 2021 Form 10-Q for these periods, which we intend to file as soon as practicable. As a result of the foregoing, the First Quarter 2021 Financial Statements as previously issued should no longer be relied upon.

Management of the Company is evaluating the impact of the non-reliance on the previously issued financial statements on its assessments of the effectiveness of its internal control over financial reporting as of the applicable periods and such assessment will be included in the amendments to the foregoing filings.

These errors have been discussed with BF Borgers CPA PC, our current independent registered public accountants. Our current independent registered public accountants were provided a copy of the disclosures made herein and were given the opportunity, no later than the day of filing this Current Report on Form 8-K, to review those disclosures and provide us a letter stating whether or not they agree with those disclosures. We will attach any letter we receive as an exhibit to an Amended Form 8-K within two business days of receipt.

The discussion of our revised financial results contained in this Current Report on Form 8-K has been prepared by management and represents management’s preliminary assessment of the revised results. These results are subject to change as our independent registered public accounting firm completes its review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 20, 2021

CANNASSIST INTERNATIONAL CORP.

By: /s/ Mark Palumbo
Mark Palumbo
Chief Executive Officer